Exhibit 10.36

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PARATEK PHARMACEUTICALS paratekpharma.com	75 Park Plaza Boston, MA 02116 617.807.6600 617.275.0039 fax

December 19, 2019

Zai Lab (Shanghai Co., Ltd.)

1043 Halei Road, Building 8, Suite 502

Zhangjiang Hi-tech Park, Shanghai, PRC 201203

[***]

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

[***]

Re:	Notice of Assignment to Affiliate

We refer to the License and Collaboration Agreement (the “Agreement”), dated as of April 21, 2017, by and between Paratek Bermuda Ltd. a corporation organized and existing under the laws of Bermuda (the “Paratek Bermuda”), and Zai Lab (Shanghai) Co., Ltd., an exempted company organized and existing under the laws of P.R. of China (“Zai”, and each, a “Party”).

Pursuant to Section 16.2 of the Agreement, providing for assignment of the Agreement to either Party’s Affiliate, as defined therein, we are notifying you that, effective as of December 18, 2019, Paratek Bermuda assigned to its parent and sole stockholder, Paratek Pharmaceuticals, Inc. (the “Assignee”), all of its rights, title, duties, obligations, interest and benefits in and to the Agreement and Assignee consented to such assignment.

All future correspondence, dealings, deliveries and payments in respect to the Agreement should be made to the Assignee whose details are as follows:

Paratek Pharmaceuticals, Inc.

75 Park Plaza, 4th Floor

Boston, MA 02116

[***]

PARATEK PHARMACEUTICALS paratekpharma.com	75 Park Plaza Boston, MA 02116 617.807.6600 617.275.0039 fax

We would appreciate if you could kindly acknowledge receipt of this notice by signing and returning the attached acknowledgement.

Signed /s/ William M. Haskel   .

Paratek Pharmaceuticals, Inc.

Signed /s/ William M. Haskel   .

Paratek Bermuda Ltd.

December 19, 2019

PARATEK PHARMACEUTICALS paratekpharma.com	75 Park Plaza Boston, MA 02116 617.807.6600 617.275.0039 fax

Paratek Pharmaceuticals, Inc.

75 Park Plaza, 4th Floor

Boston, MA 02116

[***]

Fax: 617-275-0039

Re:	Acknowledgement Notice of Assignment

We acknowledge receipt of the Notice of Assignment from Paratek Bermuda Ltd. (the “Assignor”) and Paratek Pharmaceuticals, Inc. (the “Assignee”) dated December 18, 2019 (the “Notice”) and confirm that following the assignment described in the Notice, the Assignee shall be entitled to all the Assignor’s rights, title, interest and benefits in and to the License and Collaboration Agreement.

Signed /s/ James Yan   .

For and on behalf of Zai Lab (Shanghai) Co., Ltd.